Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment
Property and Equipment

5.              Property and Equipment

Property and equipment is stated at cost less accumulated depletion, depreciation and impairment and consisted of the following (in thousands):

	Partnership	Predecessor
	December 31, 2011	December 31, 2010
Oil and natural gas properties (successful efforts method)	$723,505	$781,495
Unproved properties	1,679	2,133
Other property and equipment	302	718
	725,486	784,346
Accumulated depletion, depreciation and impairment	(263,931)	(342,400)
Total property and equipment, net	$461,555	$441,946

We recorded $5.1 million of depletion and depreciation expense for the period from November 16 to December 31, 2011. The predecessor recorded $37.2 million, $55.8 million and $56.3 million of depletion and depreciation expense for the period from January 1 to November 15, 2011 and the years ended December 31, 2010 and 2009, respectively.

For the year to date period ending November 15, 2011 and the year ended December 31, 2010, due to a significant decline in future natural gas price curves across all future production periods, we performed an impairment analysis of our oil and natural gas properties and other non-current assets. For the year to date period ending November 15, 2011, we recorded a total non-cash impairment charge of approximately $16.8 million to impair the value of our proved oil and natural gas properties in the Mid-Continent region. For the year ended December 31, 2010, we recorded a total non-cash impairment charge of approximately $11.7 million, composed of $10.9 million and $0.8 million to impair the value of our proved and unproved oil and natural gas properties in the Gulf Coast, respectively. Our unproved properties were impaired based on the drilling locations for the probable and possible reserves becoming uneconomic at the lower future expected natural gas prices and our future expected drilling schedules. These non-cash charges are included in “Impairment of oil and natural gas properties” line item in the predecessor’s combined statements of operations. We did not record any impairment charges in the period from November 16 to December 31, 2011 or the year ended December 31, 2009.

These impairments of proved and unproved oil and natural gas properties were recorded because the net capitalized costs of the properties exceeded the fair value of the properties as measured by estimated cash flows reported in a third party reserve report. This report was based upon future oil and natural gas prices, which are based on observable inputs adjusted for basis differentials, which are Level 3 inputs. The fair values of proved properties are measured using valuation techniques consistent with the income approach, converting future cash flows to a single discounted amount. Significant inputs used to determine the fair values of proved properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the predecessor’s estimated cash flows are the product of a process that begins with New York Mercantile Exchange (“NYMEX”) forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that management believes will impact realizable prices. Furthermore, significant assumptions in valuing the proved reserves included the reserve quantities, anticipated drilling and operating costs, anticipated production taxes, future expected natural gas prices and basis differentials, anticipated drilling schedules, anticipated production declines, and an appropriate discount rate commensurate with the risk of the underlying cash flow estimates. Cash flow estimates for the impairment testing excluded derivative instruments used to mitigate the risk of lower future natural gas prices. Significant assumptions in valuing the unproved reserves included the evaluation of the probable and possible reserves included in the third party reserve report, future expected natural gas prices and basis differentials, and the Predecessor’s anticipated drilling schedules.

These asset impairments have no impact on the predecessor’s cash flows, liquidity position, or debt covenants. If expected future oil and natural gas prices continue to decline during 2012, the estimated undiscounted future cash flows for the proved oil and natural gas properties may not exceed the net capitalized costs for our recently acquired properties and a non-cash impairment charge may be required to be recognized in future periods.